SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

_             April 25, 2023____

Date of Report (date of earliest event reported)

BIOMERICA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware                          001-37863              95-2645573
(State or Other Jurisdiction      (Commission              (IRS Employer

               of Incorporation)             File Number)         Identification Number)

17571 Von Karman Ave.

Irvine, California 92614

(Address of Principal Executive Offices

Including Zip Code)

949-645-2111

(Registrant’s Telephone Number,

Including Area Code)

______________

(Former Name or Former Address if Changed

Since Last Report)

Page 1 of 3 pages

Item 7.01 Regulation FD Disclosure

     On April 25, 2023, Biomerica, Inc. (“the “Company”) presented an investor presentation to the investment community.  The updated investor presentation includes slides pertaining to the Company’s new relationship with Gastro Health, the leading gastroenterology group with over 390 employed physicians, and operating over 100 patient care centers in Alabama, Florida, Maryland, Massachusetts, Ohio, Virginia, and Washington. The investor presentation is attached hereto as Exhibit 99.1.

     The investor presentation is being furnished pursuant to General Instruction B.2 of Form 8-K and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor is it subject to the liabilities of that section or deemed incorporated by reference in any filing by the Company under the Exchange Act unless specifically identified therein as being incorporated therein by reference.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

Exhibit

Number           Description

99.1                 Investor Presentation

Page 2 of 3 pages

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 25, 2023	Biomerica, Inc.

	By:	/s/ Zackary S. Irani
Zackary S. Irani Chief Executive Officer

Page 3 of 3 pages